UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 1, 2021
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02. Unregistered Sales of Equity Securities.

On October 1, 2021, Evolent Health, Inc. (“EVH, Inc.”) consummated the transactions (the “Closing”) contemplated by the previously announced Purchase Agreement and Agreement and Plan of Merger (the “Merger Agreement”), dated August 2, 2021, by and among EVH, Inc., Evolent Health LLC, EV Thunder Merger Sub, LLC, Vital Decisions Acquisition, LLC (the “Company”), WindRose Health Investors III, L.P. (“Seller”, and together with the equityholders of the Company, the “Seller Parties), and WindRose Health Investors, LLC, solely in its capacity as representative as set forth therein.

Pursuant to the Merger Agreement, 1,771,219 shares of EVH, Inc.’s Class A Common Stock (“Class A Shares”) were issued to those Seller Parties who were “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The issuance and sale of Class A Shares to such Seller Parties was exempt from registration under the Securities Act by Section 4(a)(2) thereof as a transaction not involving any public offering. The Class A Shares issued to the Seller Parties in connection with the Closing are restricted securities for purposes of Rule 144 under the Securities Act and are subject to certain requirements restricting their resale, including certain holding period requirements. EVH, Inc. did not engage in a general solicitation or advertising with regard to the issuance and sale of the Class A Shares that were issued in connection with the Closing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

Date: October 4, 2021	By:	/s/ Jonathan D. Weinberg
	Name:	Jonathan D. Weinberg
	Title:	General Counsel and Secretary
(Duly Authorized Officer)